Exhibit 10.6 — Form of Employee Performance Bonus Award Letter — Shore Based

«FirstLast»

Dear «First»,

I am pleased to advise you that you are eligible to participate in the TODCO Performance Bonus Plan. Your bonus opportunity is «Bonus»% of Base Pay earned for the year 2005. The award will be paid during the first quarter of 2006.

Your bonus opportunity is comprised of the following elements:

1.	Financial Goals (70%): Seventy percent (70%) of the Performance Bonus is based on TODCO EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization).

2.	Individual Goals (30%): Thirty percent (30%) of the bonus is based on the accomplishment of individual goals set by you and your supervisor at the beginning of the year.

The Performance Bonus Award criteria for items 1 and 2 above are further described in Attachment A.

Your award is subject to the provisions of the TODCO Long Term Incentive Plan, a copy of which is attached. Unless the Executive Compensation Committee of the Board of Directors in its sole judgment decides otherwise, you must remain an employee during the performance period and be an employee at the time of payout to be eligible for an award.

Sincerely,

Jan Rask
CEO & President

Attachments

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OTHER SHORE-BASED PERSONNEL
Attachment A

SUMMARY OF THE 2005 PERFORMANCE BONUS

Your Performance Bonus & Cash Bonus Plan is made up of two parts:

•	Financial Goal that consists of Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA), and

•	Individual Goals

1. Financial Goals (70%)

TODCO EBITDA
Seventy percent (70%) of your Performance Bonus will be based on EBITDA achieved by TODCO during 2005.

EBITDA	Payout
$[redacted]	[redacted]%
$[redacted]	[redacted]%
$[redacted]	[redacted]%

2. Individual Goals (30%)

Thirty percent (30%) of your Performance Bonus will be based on your successful accomplishment of the goals set by you and your supervisors at the beginning of the year. Maximum payout is 100% for full completion. The payout will be reduced on a prorated basis for partial completion.

*IN THE EVENT OF NEGATIVE EBITDA THERE WILL BE NO BONUS PAYOUTS FOR ANY PLAN PARTICIPANTS.

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